AMENDED AND RESTATED
                               SECURITY AGREEMENT


     This Amended and Restated Security Agreement (this "Agreement") is executed as of January 13, 2006, by and among Consolidated Energy, Inc., a Wyoming corporation (the "Company"), Eastern Consolidated Energy, Inc., a Kentucky corporation and wholly-owned subsidiary of the Company ("Eastern Consolidated"), Eastern Consolidated Oil and Gas, Inc., a Kentucky corporation and wholly-owned subsidiary of the Company ("Oil & Gas"), CEI Holdings, Inc., a Nevada corporation and wholly-owned subsidiary of the Company ("CEI"), Morgan Mining, Inc., a Kentucky corporation and wholly owned subsidiary of the Company ("MMI"), Warfield Processing, Inc., a Kentucky corporation and wholly owned subsidiary of the Company ("WPI"), Eastern Coal Energies, Inc., a Kentucky corporation and wholly owned subsidiary of the Company ("ECI", and together with the Company, Eastern Consolidated and Oil & Gas, MMI and WPI the "Debtors" and individually, a "Debtor"), and Gryphon Master Fund, L.P., a Bermuda limited partnership, as collateral agent for the Secured Parties (the "Collateral Agent").

     FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, each Debtor hereby covenants and agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:



     1. Reference to Purchase Agreement and Notes. This Agreement is an amendment and restatement (and not a novation) of that certain Security Agreement executed as of February 24, 2005 by and among the Debtors and the Collateral Agent (the "Prior Agreement") which was executed and delivered in connection with that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of even date with the Prior Agreement by and among the Company and the Purchasers named therein (each, together with their successors and permitted assigns, a "Secured Party" and collectively, the "Secured Parties"), and in connection with the issuance by the Company of the Notes pursuant to the Purchase Agreement. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. The Collateral Agent shall have the rights, responsibilities and immunities set forth in Annex A hereto.

     2. Incorporation of Purchase Agreement and Notes. The terms, conditions, and provisions of the Purchase Agreement and the several Notes are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until each Note is paid and performed in full.

     3. Certain Definitions. As used herein, the following terms have the meanings indicated:

     Collateral means any and all assets and properties (real, personal or mixed) of Debtors (or any of them), whether now owned or hereafter acquired, including, without limitation, (i) all coal and other minerals as extracted in connection with Debtors' mining operations, (ii) the Company's entire equity interest in Eastern Consolidated, Oil & Gas and CEI and all dividends and distributions in respect thereof, and (iii) all assets in the following categories of collateral, as each category is defined in the UCC as in effect on the date hereof:

                               "Accounts"

                               "Chattel Paper"

                               "Deposit Accounts"

                               "Documents"

                               "Equipment"

                               "General Intangibles"

                               "Instruments"

                               "Inventory"

                               "Investment Property"

                               "Letter-of-Credit Rights"

                               "Payment Intangibles"

                               "Supporting Obligations"

     To the extent not listed above as original collateral, "Proceeds," including those payable under insurance policies covering Collateral, and all substitutions or replacements of Collateral, and accessions or additions to Collateral, and books and records pertaining to the Collateral.

Collateral includes all property and interests existing or acquired by any Debtor falling within the descriptions set forth above, whether by purchase, lease, merger or otherwise.

THE DEFINITION OF COLLATERAL CONTAINED HEREIN SHOULD BE GIVEN THE BROADEST MEANING UNDER APPLICABLE LAW. IT IS DEBTORS' INTENTION THAT THE SECURED PARTIES BE GRANTED A SECURITY INTEREST IN ALL COLLATERAL OF DEBTORS WHETHER NOW OWNED OR HEREAFTER ACQUIRED AND WHEREVER LOCATED.

     Default means the occurrence of any one or more of the following events, which in the case of clause (ii) below continues for a period of 5 days after the Collateral Agent gives written notice thereof: (i) an Event of Default (as defined in the Notes); (ii) except as otherwise provided in this definition, the failure of any Debtor to perform any material covenant, agreement, or condition

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
contained herein; (iii) the levy against the Collateral, or any part thereof, or any execution, attachment, sequestration, or other writ; (iv) the appointment of a receiver with respect to the Collateral, or any part thereof; (v) the filing by any Debtor, by way of petition or answer, of any petition or other pleading seeking relief as a debtor, or an adjustment of any Debtor's debts, or any other relief under any bankruptcy, reorganization, or insolvency laws now or hereafter existing; or (vi) the receipt by the Collateral Agent of information establishing that any representation or warranty made by any Debtor herein is false, misleading, or erroneous in any material respect.

     Leasehold   Mortgage  means  that  certain  Fee  and  Leasehold   Mortgage,
Assignment of Leases and Subleases, Security Agreement, Fixture Filing and As-Extracted Collateral Filing by Eastern Consolidated, as Mortgagor, to the Collateral Agent, as Mortgagee.

     Obligations means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor to the Secured Parties, including, without limitation, each Debtor's payment and performance under this Agreement, the Purchase Agreement, the Notes and each of those certain Secured Promissory Notes, each dated January 13, 2006, executed by the Company in favor of the Secured Parties, together with any and all renewals, extensions, and modifications of the same, whether on account of principal, interest, fees, indemnities, costs, expenses, costs of collection thereunder or otherwise.

     Obligor means any person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

     Security Interest means the security interest granted and the pledge and assignment made under Paragraph 4.

     UCC means the Uniform Commercial Code as enacted in the State of Texas, or other applicable jurisdiction, as amended at the time in question.

     4. Security Interest. In order to secure the full and complete payment and performance of the Obligations when due, each Debtor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest in and to the Collateral and pledges and assigns the Collateral to the Collateral Agent, for the ratable benefit of the Secured Parties. Such security interest is granted and such pledge and assignment are made as security only and shall not subject the Collateral Agent to, or transfer or in any way affect or modify, any obligation of any Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

     5. Representations, Warranties and Covenants of Debtors.

          (a) Representations and Warranties with Respect to the Collateral. Each Debtor represents and warrants that (i) it has all requisite power and authority to enter into this Agreement; (ii) except for any financing statement

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
that may be filed by the Collateral Agent, for the ratable benefit of the Secured Parties, with respect to the Collateral, no financing statement covering the Collateral, or any part thereof, has been filed with any filing officer or agency; (iii) no other security agreement covering the Collateral, or any part thereof, has been made and no security interest, other than the one created herein, has attached to or been perfected in the Collateral or in any part thereof; (iv) on the date hereof each Debtors jurisdiction of organization and identification number from such jurisdiction of organization is specified on
Schedule 1 hereto, and (v) no dispute, right of setoff, counterclaim, or defense exists with respect to any part of the Collateral.

          (b) Affirmative Covenants of Debtors. Each Debtor covenants and agrees to each and all of the following: (i) to execute and deliver promptly to the Collateral Agent all such other assignments, certificates, and supplemental writings, and to do all other acts or things, as the Collateral Agent may reasonably request in order more fully to evidence and perfect the security interest created herein and to promptly pay the reasonable costs and expenses of the Collateral Agent in connection with the Collateral Agent's perfection of its security interests in the Collateral hereunder; (ii) to furnish the Collateral Agent promptly with any information or writing that the Collateral Agent may reasonably request concerning the Collateral; (iii) to allow the Collateral Agent to inspect all books and records of any Debtor relating to the Collateral or the Notes, and to make and take away copies of such books and records at the Collateral Agent's expense; (iv) to notify the Collateral Agent promptly of any change in any material fact or circumstance warranted or represented by any Debtor in this Agreement or in any other writings furnished by any Debtor to the Collateral Agent in connection with the Collateral; (v) to notify the Collateral Agent promptly of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the security interest herein, and at the request of the Collateral Agent, to appear in and defend, at Debtors' sole cost and expense, any action or proceeding; (vi) to maintain insurance customarily obtained by similar businesses, (vii) to pay to the Collateral Agent promptly the amount of all costs and expenses (including reasonable attorney's fees) incurred by the Collateral Agent in the enforcement of their rights hereunder, and (viii) to, within [thirty (30)] days of the date hereof, execute and deliver to the Collateral Agent for the ratable benefit of the Secured Parties one or more mortgages acceptable to the Secured Parties in their sole and absolute discretion in order to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority mortgage lien on all of such Debtor's real property interests (including both fee and leasehold interests) with respect to which the Collateral Agent does not have a first priority mortgage lien on the date hereof and use its best efforts to obtain all consents required to grant the Collateral Agent a mortgage on any such real property interests with respect to which consent is required.

          (c) Negative Covenants of Debtors. Each Debtor covenants and agrees that, without the prior written consent of the Collateral Agent (which consent may be granted or withheld in the sole and absolute discretion of the Collateral Agent), such Debtor will not (i) except for sales of inventory in the ordinary

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
course of business consistent with past practice, sell, assign, or transfer the Collateral or any of its rights therein, (ii) create any other security interest in, mortgage, or otherwise encumber the Collateral or any part thereof, or permit the Collateral to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest created herein, or (iii) change its jurisdiction of organization, name or corporate structure.

     6. Default; Remedies. Should a Default occur and be continuing, the Collateral Agent may, at its election, exercise any and all rights available to the Collateral Agent and the Secured Parties under the UCC, in addition to any and all other rights afforded by this Agreement, at law, in equity, or otherwise, including, without limitation, (a) requiring any Debtor to assemble all or part of the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to such Debtor and the Collateral Agent, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligations, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and each Debtor hereby consents to any such appointment), (d) applying to the Obligations any cash held by the Collateral Agent under this Agreement, and (e) exercising any and all of the rights and remedies available to the Collateral Agent under the Leasehold Mortgage. In furtherance of the foregoing, the Collateral Agent agrees that, unless and until a Default has occurred and is continuing, it will not exercise its rights under Section 2.1 of the Leasehold Mortgage to collect rent and other sums due under all Subleases (as defined in the Leasehold Mortgage)).

          (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtors and to any other person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, the Collateral Agent may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than three calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

          (b) Sales of Securities. In connection with the sale of any Collateral that is securities, the Collateral Agent are authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Collateral Agent to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by the Collateral Agent shall be deemed not to be "commercially reasonable" because so made.

          (c) Application of Proceeds. The Collateral Agent shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 6 in the following order: first, to the payment of all its reasonable expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of any other amounts expended by the Collateral Agent under this Agreement; and third, toward payment of the balance of the Obligations on a pro rata basis. Any surplus remaining shall be delivered to Debtors or as a court of competent jurisdiction may direct.

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
     7. Other Rights.

          (a) Performance. In the event any Debtor shall fail to pay when due all taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or otherwise fail to perform any of its obligations under this Agreement with respect to the Collateral, then the Collateral Agent may, at its option, but without being required to do so, pay such taxes, prosecute or defend any suits in relation to the Collateral, or take all such other action which any Debtor is required, but has failed or refused, to take under this Agreement. Any sum which may be expended or paid by the Collateral Agent under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the highest lawful rate until paid and, together with such interest, shall be payable by each Debtor to the Collateral Agent upon demand and shall be part of the Obligations.

          (b) Collection. Upon notice from the Collateral Agent, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to securities and insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by each Debtor to make payment directly to the Collateral Agent, for the benefit of the Secured Parties, regardless of whether any Debtor was previously making collections thereon. Subject to Paragraph 7(e) hereof, until such notice is given, each Debtor is authorized to retain and expend all payments made on the Collateral. The Collateral Agent shall have the right in its own name or in the name of any Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as the Collateral Agent may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquaintances for any and all amounts due or to become due with respect to the Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of any Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on the Collateral that may come into the possession of the Collateral Agent; to sign the name of any Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other persons making payment with respect to the Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to the Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, the Collateral Agent is authorized, in its sole discretion, either in its own name or in the name of any Debtor, to take such action as the Collateral Agent shall deem appropriate for the collection of any amounts owed with respect to the Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, the Collateral Agent shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to the Collateral, nor shall it be under any duty whatever to anyone except Debtors to account for funds that they shall actually receive hereunder. Without limiting the generality of the foregoing, the Collateral Agent shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing any Debtor with respect to any of such matters (irrespective of whether the Collateral Agent actually has, or may be deemed to have, knowledge thereof). The rights granted to the Collateral Agent under this subparagraph may be exercised at any time, whether or not a Default has occurred and is continuing.

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

          (c) Record Ownership of Securities. Whether or not a Default has occurred and is continuing, the Collateral Agent at any time may have any Collateral that is securities and that is in the possession of the Collateral Agent, or their nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee; and, as to any securities so registered, the Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the applicable Debtor all such proxies, powers of attorney, dividend coupons or orders, and other documents as such Debtor may reasonably request for the purpose of enabling such Debtor to exercise the voting rights and powers which it is entitled to exercise under this Agreement and to receive the dividends and other payments in respect of securities which it is authorized to receive and retain under this Agreement.

          (d) Voting of Securities. As long as a Default has not occurred and is not continuing, Debtors shall be entitled to exercise all voting rights pertaining to any Collateral that is securities. After the occurrence and during the continuance of a Default, the right to vote any Collateral that is securities shall be vested exclusively in the Collateral Agent. To this end, each Debtor hereby irrevocably constitutes and appoints the Collateral Agent the proxy and attorney-in-fact of such Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is securities standing in the name of such Debtor or with respect to which such Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless a Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligations have been paid and performed in full.

          (e) Certain Proceeds. Notwithstanding any provision of this Agreement to the contrary, any and all stock dividends or distributions in property made on or in respect of any Collateral that is securities, and any proceeds of any Collateral that is securities, whether such dividends, distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise, shall be part of the Collateral hereunder, and shall, if received by any Debtor, be held in trust for the Collateral Agent, for the benefit of the Secured Parties. Upon notice from the Collateral Agent, such dividends, distributions or other proceeds shall forthwith be delivered to the Collateral Agent (accompanied by proper instruments of assignment and/or stock


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and/or bond powers  executed by such Debtor in  accordance  with the  Collateral
Agent's instructions) to be held subject to the terms of this Agreement. Any cash proceeds of Collateral which come into the possession of the Collateral Agent (including, without limitation, insurance proceeds) may, at the Collateral Agent's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Debtors for any general or specific purpose, or be retained in whole or in part by the Collateral Agent as additional Collateral. Any cash Collateral in the possession of the Collateral Agent may be invested by the Collateral Agent in certificates of deposit of a term of 12 months or less issued by any state or national bank having combined capital and surplus greater than $100,000,000, or in securities issued or guaranteed by the United States of America or any agency thereof that mature within a year of the date of acquisition thereof. The Collateral Agent shall never be obligated to make any such investment and shall never have any liability to any Debtor for any loss that may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by the Collateral Agent in the same manner as other cash Collateral. The provisions of this subparagraph shall be applicable whether or not a Default has occurred and is continuing.

          (f) Subrogation. If any of the Obligations is given in renewal or extension or applied toward the payment of indebtedness secured by any lien, the Collateral Agent, for the ratable benefit of the Secured Parties shall be, and is hereby, subrogated to all of the rights, titles, interests, and liens securing the indebtedness so renewed, extended, or paid.

          (g) Indemnification. Each Debtor hereby, jointly and severally, assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold the Collateral Agent and the Secured Parties harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such persons be agents or employees of any Debtor or of third parties, or such damage be to property of any Debtor or of others. Each Debtor, jointly and severally, agrees to indemnify, save, and hold the Collateral Agent and the Secured Parties harmless from and against, and covenants to defend the Collateral Agent and the Secured Parties against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses, including, without limitation, court costs and attorneys' fees, howsoever arising or incurred because of, incident to, or with respect to the Collateral or any use, possession, maintenance, or management thereof and the execution, delivery, enforcement, performance and administration of this Agreement.

          (h) Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Debtor or any other person or to take

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any other action  whatsoever  with regard to the Collateral or any part thereof.
The power conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the Collateral Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only to the Debtors and only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Debtor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     8. Miscellaneous.

          (a) Term. Upon full and final payment in cash and performance of the Obligations, this Agreement (other than Paragraph 7(g) hereof) shall thereafter terminate upon receipt by the Collateral Agent of the Company's written notice of such termination.

          (b) Actions Not Releases. The Security Interest and each Debtor's Obligations and the Collateral Agent's and the Secured Parties' rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations;
(ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations;
(iii) the modification of, amendment to, or waiver of compliance with any terms of this Agreement without the notification or consent of any Debtor, except as required herein (the right to such notification or consent being herein specifically waived by each Debtor); (iv) the insolvency, bankruptcy, or lack of corporate, partnership or trust power of any party at any time liable for the payment of any or all of the Obligations, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligations, either with or without notice to or consent of any Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by the Collateral Agent to any Debtor; (vi) any neglect, delay, omission, failure, or refusal of the Collateral Agent to take or prosecute any action in connection with this Agreement or any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations; (vii) any failure of the Collateral Agent to notify any Debtor of any renewal, extension, or assignment of the Obligations or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by the Collateral Agent against any Debtor or any new agreement between Secured Parties and any Debtor, it being understood that the Collateral Agent shall not be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the
Obligations,  including,  without  limitation,  notice  of  acceptance  of  this
Agreement or any Collateral ever delivered to or for the account of the Collateral Agent hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any party obligated with respect thereto by reason of the fact that the Obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Obligations, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason the Collateral Agent is required to refund such payment or pay the amount thereof to someone else.

          (c) Waivers. Except to the extent expressly otherwise provided herein, each Debtor waives (i) any right to require the Collateral Agent or Secured Parties to proceed against any other person, to exhaust their rights in the Collateral, or to pursue any other right which the Collateral Agent or Secured Parties may have; (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

          (d) Financing Statement. The Collateral Agent shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement, but the failure of the Collateral Agent to do so shall not impair the validity or enforceability of this Agreement. Each Debtor hereby irrevocably authorizes the Collateral Agent to do all acts and things which it may deem necessary or appropriate to perfect and continue perfected the security interest created by this Agreement, and to protect the Collateral, including filing of financing statements covering the Collateral wherever the Collateral Agent deems appropriate, and the Debtors hereby agree to reimburse the Collateral Agent immediately for all filings and recording fees and taxes in connection therewith.

          (e) Amendments. This instrument may be amended only by an instrument in writing executed jointly by each Debtor and the Collateral Agent, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof; provided that the Collateral Agent shall only be permitted to enter into any amendment that releases all or substantially all of the Collateral or releases any Debtor from its obligations hereunder upon the written direction of the holders of more than 50% of the then outstanding aggregate principal amount of the Notes.

          (f) Multiple Counterparts. This Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

          (g) Parties  Bound;  Assignment.  This  Agreement  shall be binding on
Debtors each of their successors and permitted assigns and shall inure to the benefit of the Collateral Agent and the Secured Parties and their respective successors and assigns. No Debtor may, without the prior written consent of the Collateral Agent, assign any rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligations, the Security Interest and other rights and benefits hereunder, to the extent applicable to the part of the Obligations so assigned, shall be transferred therewith.

          (h) Governing Law; Exclusive Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. Each Debtor, the Collateral Agent and each Secured Party (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas, Texas, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

          (i) Complete Agreement. This Agreement, the Purchase Agreement, the Notes, and all other agreements, instruments or documents executed and/or delivered in connection therewith are intended by Debtors and the Collateral Agent as a final expression of their agreement with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings whether oral or written with respect to the subject matter hereof and thereof.

          (j) Further Assurances. Debtors agree (a) to furnish upon the Secured Parties' request such further information, (b) to execute and deliver such other documents, including one or more fee and/or leasehold mortgages encumbering all of the Debtors' real property interests, (c) grant such other liens, and (d) to do such other acts and things, all of the Secured Parties may request in their sole and absolute discretion for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement, it being the intention of the parties hereto that the Collateral Agent have, for the ratable benefit of the Secured Parties, a perfected, first-priority security interest in all property of each Debtor, real personal and mixed.



                  [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                    "Debtors":


                                    CONSOLIDATED ENERGY, INC.


                                    By: /s/ David Guthrie
                                       ------------------
                                    David Guthrie, President



                                    EASTERN CONSOLIDATED ENERGY, INC.


                                    By: /s/ David Guthrie
                                       -------------------
                                    David Guthrie, President



                     EASTERN CONSOLIDATED OIL AND GAS, INC.


                                    By: /s/ David Guthrie
                                    ---------------------
                                    David Guthrie, President



                                    CEI HOLDINGS, INC.


                                    By: /s/ David Guthrie
                                    ---------------------
                                    David Guthrie, President



                                    MORGAN MINING, INC.


                                    By: /s/ David Guthrie
                                    ---------------------
                                    David Guthrie, President

                                    WARFIELD PROCESSING, INC.


                                    By: /s/ David Guthrie
                                    ---------------------
                                    David Guthrie, President


                                    EASTERN COAL ENERGIES, INC.


                                    By: /s/ David Guthrie
                                    ---------------------
                                    David Guthrie, President

               "Collateral Agent":


               GRYPHON MASTER FUND, L.P.

                  By:  Gryphon Partners, L.P., its General Partner

                     By:  Gryphon Management Partners, L.P., its General Partner

                       By:  Gryphon Advisors, L.L.C., its General Partner


                                By: /s/ E.B. Lyon IV
                                   -----------------
                                   E.B. Lyon, IV, Authorized Agent

                                     ANNEX A
                                       to
                                    SECURITY
                                    AGREEMENT

                              THE COLLATERAL AGENT

          1. Appointment. The Secured Parties (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Amended and Restated Security Agreement to which this Annex A is attached (the "Agreement")), by their acceptance of the benefits of the Agreement, hereby designate Gryphon Master Fund, L.P. ("Gryphon" or "Collateral Agent") as the Collateral Agent to act as specified herein and in the Agreement. Each Secured Party shall be deemed irrevocably to authorize the Collateral Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document (as such term is defined in the Purchase Agreement) and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder by or through its agents or employees.

          2. Nature of Duties. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Collateral Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Collateral Agent shall be mechanical and administrative in nature; the
Collateral Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of any Debtor or any Secured Party; and nothing in the Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

          3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Secured Party's investment in the Debtors, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Collateral Agent shall not be responsible to the Debtors or any

Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of the Debtors or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Debtors, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Notes or any of the other Transaction Documents.

          4. Certain Rights of the Collateral Agent. The Collateral Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties. To the extent practical, the Collateral Agent shall request instructions from the Secured Parties with respect to any material act or action (including failure to act) in connection with the Agreement or any other Transaction Document, and shall be entitled to act or refrain from acting in accordance with the instructions of Secured Parties holding a majority in principal amount of Notes (based on then-outstanding principal amounts of Notes at the time of any such determination); if such instructions are not provided despite the Collateral Agent's request therefor, the Collateral Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Secured Parties in respect of actions to be taken by the Collateral Agent; and the Collateral Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Debtors shall have no right to question or challenge the authority of, or the instructions given to, the Collateral Agent pursuant to the foregoing and (b) the Collateral Agent shall not be required to take any action which the Collateral Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

          5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it.

          6. Indemnification. To the extent that the Collateral Agent is not reimbursed and indemnified by the Debtors, the Secured Parties will jointly and severally reimburse and indemnify the Collateral Agent, in proportion to their initially purchased respective principal amounts of Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Collateral Agent's own gross negligence or willful misconduct. Prior to taking any action hereunder as Collateral Agent, the Collateral Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Collateral Agent for costs and expenses associated with taking such action.

          7. Resignation by the Collateral Agent.

          (a) The Collateral Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 30 days' prior written notice (as provided in the Agreement) to the Debtors and the Secured Parties. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clauses (b) and (c) below.

     (b) Upon any such notice of resignation, the Secured Parties holding a majority of the principal amount of Notes then outstanding, shall appoint a successor Collateral Agent hereunder.

     (c) If a successor Collateral Agent shall not have been so appointed within said 30-day period, the Collateral Agent shall then appoint a successor Collateral Agent who shall serve as Collateral Agent until such time, if any, as the Secured Parties appoint a successor Collateral Agent as provided above. If a successor Collateral Agent has not been appointed within such 30-day period, the Collateral Agent may petition any court of competent jurisdiction or may interplead the Debtors and the Secured Parties in a proceeding for the appointment of a successor Collateral Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Debtors on demand.

          8. Rights with respect to Collateral. Each Secured Party agrees with all other Secured Parties and the Collateral Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Collateral Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents.